UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

HIGH DESERT ASSETS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	000-54171	26-1381565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Ubi Avenue #07-58 Vertex Building Tower A Singapore 408868
(Address of Principal Executive Offices)

+6567023808
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE ON AMENDMENT

The purpose of this Amendment No. 1 to the Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 3, 2015, is solely to provide Exhibit 16.1 in connection with the disclosure made under Item 4.01.  No other changes have been made to the Form 8-K. This Amendment No. 1 to the Form 8-K speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

Item 9.01   Financial Statements and Exhibits.
 (d)  Exhibits.
 16.1     Letter from Hartley Moore Accountancy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Desert Assets, Inc.

Date: April 20, 2015	By:	/s/ Lin Kok Peng
Name: Lin Kok Peng
Title: Chief Executive Officer